UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 6, 2007

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17655 Waterview Parkway, Dallas, Texas		75252
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 348-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Submission of Matters to a Vote of Security Holders

On June 6, 2007, the Annual Meeting of Stockholders was held at the Company’s corporate headquarters at 17655 Waterview Parkway, Dallas, Texas 75252. A total of 75,661,402 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing more than 96% of the Company’s shares outstanding as of April 12, 2007, the record date set for the Annual Meeting. The matters voted on and the results of the vote at the Annual Meeting were as follows:

(a) Each of Lawrence M. Benveniste, D. Keith Cobb, and Kenneth R. Jensen was re-elected as a Class I director of the Company to serve until the 2010 annual meeting of stockholders and until his successor is duly elected and qualified. The results of the vote were as follows:

Lawrence M. Benveniste
73,987,324 For
1,674,078 Withheld

D. Keith Cobb
73,805,950 For
1,855,452 Withheld

Kenneth R. Jensen
73,986,513 For
1,674,889 Withheld

(b) The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2007 was ratified by the Company’s stockholders. The results of the vote were as follows:

73,918,964 For
719,402 Against
1,023,036 Abstain

Change in Annual Director Compensation

On June 5, 2007, the Compensation Committee recommended, and on June 6, 2007, the Board of Directors approved a change to the annual equity compensation paid to the Company’s non-employee directors at the beginning of each service year. The non-employee directors will forego, for the 2007-2008 service term, the annual equity grant valued at $80,000, historically paid 70% in non-qualified stock options and 30% in restricted stock, and will instead receive an amount in cash equal to $60,000 for service for the period commencing on June 6, 2007 and ending on the date of the Company’s 2008 Annual Meeting of Stockholders or such earlier date, subject to the closing of the merger described in the Agreement and Plan of Merger by and among Aladdin Holdco, Inc., Aladdin Merger Sub, Inc. and the Company, dated as of May 17, 2007, filed with the Securities and Exchange Commission as Exhibit 2.1 to the Company’s Current Report on Form 8-K on May 17, 2007. Bruce K. Anderson, Roger H. Ballou, Lawrence M. Benveniste, D. Keith Cobb, E. Linn Draper, Jr., Kenneth R. Jensen and Robert A. Minicucci serve as the Company’s non-employee directors.

Additional Information and Where to Find It

In connection with the proposed merger, the Company will file a proxy statement with the Securities and Exchange Commission (SEC). INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed with the SEC by the Company via the SEC’s website at www.sec.gov. When available, the proxy statement and such other documents may also be obtained for free by directing such request to Alliance Data Investor Relations at (972) 348-5191 or on the Company’s website at www.AllianceData.com.

Participants in the Merger

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information regarding the interests of the Company’s directors and officers, which may differ from the interests of stockholders generally, will be set forth in the proxy statement and related documents regarding the merger to be filed with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

June 12, 2007	By:	Edward J. Heffernan

Name: Edward J. Heffernan
Title: Executive Vice President and Chief Financial Officer